Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions [Abstract]
Acquisitions
4. Acquisitions
2009 acquisitions:
     The Group did not make any significant acquisitions in 2009. The Group made aggregate cash payment of $92,411,545 during the year ended December 31, 2009 as the result of consideration made to acquire the noncontrolling interests of certain subsidiaries in the year ended December 31, 2009, as well as resolved contingent considerations for prior year acquisitions. The Group recorded additional goodwill for resolved contingent consideration of $81,847,808 during the year ended December 31, 2009, of which $10.5 million was related to 2008 acquisitions.
2010 acquisitions:
     The Group acquired five entities in the poster-frame advertising business for fixed cash consideration of $5,347,562 in aggregate in 2010. There was no contingent consideration related to these acquisitions. The Group recognized acquired intangible assets of $1,192,206 and recognized goodwill of $3,958,444, which was assigned to poster frame reporting unit.
     In addition, the Group also made aggregate cash payment of $34,839,122 during the year as the result of resolved contingent consideration for prior year acquisitions, of which $14,249,427 was resolved in the prior year and recorded as acquisition payable in the prior year’s balance sheet, and recorded additional goodwill of $20,589,695 in 2010.